UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Event: December 29 2009


                             MASTERBEAT CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                     333-144982                26-0252191
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

                        222 East 31st Street - Main Level
                            New York, New York 10016
                    (Address of principal executive offices)

                          Green Mountain Recovery, Inc.
                           30 Broad Street, 15th Floor
                        New York, New York 10004 (Former
              (Name & former address, if changed since last report)

       Registrant's telephone number, including area code: (212) 532-1813

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES, PRINCIPALLY IN THE SECTIONS ENTITLED "DESCRIPTION OF BUSINESS," "RISK FACTORS," AND "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS." ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACT CONTAINED IN THIS CURRENT REPORT ON FORM 8-K, INCLUDING STATEMENTS REGARDING FUTURE EVENTS, OUR FUTURE FINANCIAL PERFORMANCE, BUSINESS STRATEGY AND PLANS AND OBJECTIVES OF MANAGEMENT FOR FUTURE OPERATIONS, ARE FORWARD-LOOKING STATEMENTS. WE HAVE ATTEMPTED TO IDENTIFY FORWARD-LOOKING STATEMENTS BY TERMINOLOGY INCLUDING "ANTICIPATES," "BELIEVES," "CAN," "CONTINUE," "COULD," "ESTIMATES," "EXPECTS," "INTENDS," "MAY," "PLANS," "POTENTIAL," "PREDICTS," "SHOULD" OR "WILL" OR THE NEGATIVE OF THESE TERMS OR OTHER COMPARABLE TERMINOLOGY. ALTHOUGH WE DO NOT MAKE FORWARD-LOOKING STATEMENTS UNLESS WE BELIEVE WE HAVE A REASONABLE BASIS FOR DOING SO, WE CANNOT GUARANTEE THEIR ACCURACY. THESE STATEMENTS ARE ONLY PREDICTIONS AND INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS, INCLUDING THE RISKS OUTLINED UNDER "RISK FACTORS" OR ELSEWHERE IN THIS CURRENT REPORT ON FORM 8-K, WHICH MAY CAUSE OUR OR OUR INDUSTRY'S ACTUAL RESULTS, LEVELS OF ACTIVITY, PERFORMANCE OR ACHIEVEMENTS TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, LEVELS OF ACTIVITY, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY THESE FORWARD-LOOKING STATEMENTS. MOREOVER, WE OPERATE IN A VERY COMPETITIVE AND RAPIDLY CHANGING ENVIRONMENT. NEW RISKS EMERGE FROM TIME TO TIME AND IT IS NOT POSSIBLE FOR US TO PREDICT ALL RISK FACTORS, NOR CAN WE ADDRESS THE IMPACT OF ALL FACTORS ON OUR BUSINESS OR THE EXTENT TO WHICH ANY FACTOR, OR COMBINATION OF FACTORS, MAY CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTAINED IN ANY FORWARD-LOOKING STATEMENTS.

                           CURRENT REPORT ON FORM 8-K

                                MASTERBEAT, INC.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.......................  1

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS...............  1

            SHARE EXCHANGE..................................................   1

            DESCRIPTION OF THE COMPANY......................................   2

            DESCRIPTION OF OUR BUSINESS.....................................   3

            FINANCIAL INFORMATION...........................................   9

            PROPERTIES......................................................  10

            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
            AND MANAGEMENT..................................................  10

            DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL
            PERSONS.........................................................  11

            EXECUTIVE COMPENSATION..........................................  14

            CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR
            INDEPENDENCE....................................................  15

            LEGAL PROCEEDINGS...............................................  15

            MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS........  16

            RECENT SALES OF UNREGISTERED SECURITIES.........................  16

            DESCRIPTION OF SECURITIES.......................................  16

            INDEMNIFICATION OF DIRECTORS AND OFFICERS.......................  17

            CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS...................  18

ITEM 4.01 - CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT....................  18

ITEM 5.01 - CHANGES IN CONTROL OF REGISTRANT................................. 19

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS;  ELECTION OF
            DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY
            ARRANGEMENTS OF CERTAIN OFFICERS................................. 19

ITEM 5.03 - AMENDMENT TO ARTICLES OF INCORPORATION  OR BYLAWS;  CHANGE
            IN FISCAL YEAR................................................... 19

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS................................ 20

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 18, 2009 Green Mountain Recovery, Inc. (the "Registrant"), a Delaware corporation, entered into a Share Exchange Agreement (the "Exchange Agreement") with Masterbeat, LLC ("MASTERBEAT") a California Limited Liability Company the (the "Shareholders"). Pursuant to the terms of the Exchange Agreement, the Shareholders agreed to transfer all of the issued and outstanding limited liability units in MASTERBEAT to the Registrant in exchange for the issuance of an aggregate of 8,500,000 shares of the Registrant's common stock to the Shareholders, thereby causing MASTERBEAT to become wholly-owned subsidiary of the Registrant (the "Share Exchange").

As of the date of the execution of the Exchange Agreement, there were no material relationships between the Company or any of its affiliates and MASTERBEAT, other than in respect of the Exchange Agreement.

The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Exchange Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

SHARE EXCHANGE

THE SHARE EXCHANGE

As discussed in Item 1.01, on December 18, 2009 the Registrant entered into the Exchange Agreement with MASTERBEAT and the Shareholders. Pursuant to the terms of the Exchange Agreement, the Shareholders agreed to transfer all of the issued and outstanding limited liability company units in MASTERBEAT to the Registrant in exchange for the issuance of an aggregate of 8,500,000 shares of the Registrant's common stock to the Shareholders, thereby causing MASTERBEAT to become wholly-owned subsidiary of the Registrant Pursuant to the provisions of the Share Exchange, the principals of Registrant cancelled 1,000,000 shares of common stock owned by them and executed a lock-up leak-out agreement with respect to their remaining shares which agreement provides for the release of an aggregate of 100,000 shares per month commencing 90 days from the closing date.

Upon the closing of the Share Exchange on December 29, 2009, the Members of MASTERBEAT delivered all of their membership interests in MASTERBEAT to the Registrant in exchange for 8,500,000 shares of common stock of the Registrant. The Share Exchange resulted in MASTERBEAT, becoming a wholly-owned subsidiary of the Registrant.

The shares of the Registrant's common stock issued in connection with the Share Exchange were not registered under the Securities Act, in reliance upon the exemptions from registration provided by Section 4(2) of the Securities Act of 1933 (the "Securities Act"). These securities may not be offered or sold absent registration or an applicable exemption from the registration requirements. Certificates representing these shares contain a legend stating the same.

As of the date of the closing of the Exchange Agreement, there were no material relationships between the Registrant or MASTERBEAT, or any of their respective affiliates, directors or officers, or any associates of their respective officers or directors.

CHANGES RESULTING FROM THE SHARE EXCHANGE

At this time,  the  Registrant  intends to carry on the  business  of its wholly owned subsidiary MASTERBEAT through its operating units Masterbeat.com; posterprintship.com; and circuitticket.com as its sole line of business. Masterbeat.com is an online digital music store offering millions of tracks for legal paid download. Specializing in dance music, the website features hard-to-obtain remixes from the major record labels (Universal Music Group, SONY BMG, Warner Music Group, and EMI) as well as music from thousands of independent labels, worldwide. Masterbeat.com also produces large scale dance events under its "powered by Masterbeat.com" name. Posterprintship.com is a quick-turnaround online printing store and circuitticket.com is an automated ticketing site, and an event-planning concern.

CHANGES TO THE BOARD OF DIRECTORS AND OFFICERS

At the effective date of the Merger, each of Joseph Levi and Eduard Korsinsky resigned and Brett Henrichsen, Dick Wingate, Jon Biondo, and Theodore Green were appointed to the Board.

ACCOUNTING TREATMENT; CHANGE OF CONTROL

The Share Exchange is being accounted for as a "reverse merger," since the former stockholders of MASTERBEAT own a majority of the outstanding shares of the Registrant's common stock immediately following the Share Exchange.
MASTERBEAT is deemed to be the accounting acquirer in the reverse merger. Consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements for periods prior to the Share Exchange will be those of and will be recorded on the historical cost basis of Registrant. After completion of the Share Exchange the Registrant's Consolidated Financial Statements will include the assets and liabilities of the Registrant and the operations of the Registrant from the closing date of the Share Exchange. No arrangements or understandings exist among present or former controlling stockholders with respect to the election of members of the Registrant's board of directors and, to our knowledge, no other arrangements exist that might result in a change of control of the Company. Further, as a result of the issuance of the shares of the Registrant's common stock pursuant to the Share Exchange, a change in control of the Registrant occurred on the date of consummation of the Share Exchange.

DESCRIPTION OF THE COMPANY

Unless otherwise indicated or the context otherwise required all references herein to the "Registrant," the "Company," "we," "our" and "us" for periods prior to the closing of the Share Exchange refer to Green Mountain Recovery, Inc. and for periods subsequent to the closing of the Share Exchange refer to Masterbeat and Green Mountain Recovery on a combined basis after the Merger.

CORPORATE STRUCTURE

The Company was incorporated under the laws of the State of Delaware on May 17, 2007. From then until Merger, the Company was engaged in the business of acquiring, managing and collecting portfolios of consumer receivables. Upon the effectiveness of the Merger the Company succeeded to the business of Masterbeat which will be continued as it sole line of business and on December 30, 2009, the Company changed its name to MASTERBEAT CORPORATION. Immediately following the merger, the Company's business of acquiring, managing and collecting consumer receivables was transferred to an entity controlled by the former principals of the Company.

DESCRIPTION OF OUR BUSINESS

MASTERBEAT is a digital music company. Though its website Masterbeat.com, the Company makes dance music, remixes and electronica available to consumers on the website.

The Company's signature web site is a digital music download store with the domain name www.Masterbeat.com. The store provides customers around the world with 24-7 access to the highest quality digital music files available.
Presently, the site differentiates itself from the competition by focusing on dance music, a powerful vertical market with a loyal consumer following. The Company has professional relationships with all four major record labels, as well as thousands of independent labels. Masterbeat has over 4 million songs for sale, and is currently the only digital service provider to carry "lossless" (uncompressed, CD quality) files from Warner Music Group and Universal Music Group.

MASTERBEAT produces several large scale dance events branded as "powered by Masterbeat.com", further promoting recognition and loyalty while creating additional revenue streams for the company. MASTERBEAT'S largest and most popular event is produced annually in Los Angeles for New Year's Eve. Now in its tenth year, the event features international superstar DJ's, performances and concerts by live artists and had a global audience of over 5,000 at its December 31, 2008 event. Future events will be netcasted and/or broadcasted to further monetize these projects.

An off-shoot of MASTERBEAT'S event marketing, www.posterprintshop.com was conceived to reduce overhead for company dance events by printing all signage and printed materials in-house. However, the site appealed to outside consumers desirous of quick turnaround times, a simple user interface and experience, and a courteous and responsive customer service department.

In order to reduce ticket fees and surcharges for its events, MASTERBEAT created www.circuiticket.com, a full service ticketing site capable of sequencing, tracking, printing, and delivering high quality ticket stubs for a wide array of events, parties, festivals, concerts and other gatherings.

Both printship.com and circuitticket.com are available to and utilized by third parties.

MARKET FOR PRODUCTS

In the past, the recorded music market has consisted of albums and single tracks recordings distributed in traditional formats and sold in record stores. The early 21st century ushered in licensed digital distribution services that provide electronic files for use on computers, mp3 players, and cell phones. Global spending on recorded music is estimated to be approximately $30 Billion annually. Consumer demand for music is higher than ever. Total music consumption in the US rose by one third between 2003 and 2007 and Nielsen Soundscan reported overall sales at an all-time high in the US in 2008. Single track downloads (Masterbeat.com's specialty) were up 24 percent in 2008 to 1.4 billion units globally and continue to drive the online market.

Masterbeat.com has formed partnerships across the music industry to drive traffic to the site from various sources. Alliances with local, national, internet and satellite radio stations allow us to post weekly `charts' and playlists of top hits along with offerings from popular DJ's. These partners drive traffic to the site as customers seek to purchase the latest and most popular tracks. Goom Radio has expressed its intention to choose Masterbeat.com to be its fulfillment partner in 2010 and this affiliation should drive additional traffic to the Company's site for music purchase.

Masterbeat.com has also joined with LinkShare, the world's largest affiliate program, to drive traffic to the site with banner and text links. A commission is paid to affiliates who refer new and paying customers to the site. Masterbeat.com also developed its own affiliate network and revenue sharing platform as a competitive alternative to LinkShare.

Growth in digital distribution and mobile music will drive spending in the recorded music market, offsetting further declines in spending on physical formats. Digital distribution will be driven by rising broadband subscribership, the launch of new services, content availability and attractive pricing. Physical formats will face growing competition from licensed digital distribution.

Digital distribution is enabling the possibility that virtually any track could become available as a single available for licensed download where only a fraction of songs are available as a single in physical format. As a result, the digital market enjoys a competitive advantage over the physical market because it provides greater access to songs and serves that market more efficiently. Moreover, digital's price point is far more attractive than the price point for physical delivery and still leaves room for price increases on digital product while maintaining a substantial advantage compared with prices for physical product.

DOWNLOAD MANAGER

Masterbeat.com's new cross-platform (Windows & Mac) "download manager" allows one click downloads of all customer purchases on Masterbeat.com to a location of the user's choice, and automatic adding to iTunes or Windows Media Player libraries.

CUSTOMIZABLE PLAYER

A fully customizable player widget can be embedded on any web site including MySpace, Facebook and the various other social networking sites. The player can be easily rebranded, features a moving ticker and rotating advertising panels (all customizable by partner). The widget can feature from 10 - 100 tracks with preview ability. The player can be further customized and shared by users, spreading across the web virally. The widget can also be linked to any Masterbeat.com affiliate account to earn revenue for the partner and our site.

CUSTOMERS

The market for customers of Masterbeat.com can be divided into four primary segments:

EXISTING CUSTOMER BASE: Masterbeat.com currently benefits from an established base of over 100,000 customers. This existing base of customers has grown since the start of MASTERBEAT in 1996 and consists of people who have purchased MASTERBEAT CD's and attended MASTERBEAT events. Masterbeat.com has a comprehensive mailing and email database of these customers and is able to market to them directly, with permission.

FITNESS  PROFESSIONALS:  Another  important  segment for dance  music,  and thus
Masterbeat.com,  is the  fitness  professional.  Fitness  professionals  include spinning instructors, personal trainers, health clubs, etc. Fitness professionals have proven to be a loyal customer of the traditional MASTERBEAT CD series.

DANCE ENTHUSIASTS: This is the largest segment of potential customers for Masterbeat.com. This segment consists of general consumers, from all walks of life, all around the globe, that enjoy the dance genre as one of their primary music listening choices. Just like "Pop", "Rap", and "Top 40"; the "Dance" genre enjoys a large dedicated fan base that listens to dance radio stations and purchases dance-oriented music on a regular basis.

MAINSTREAM MUSIC CONSUMER: This segment consists of the millions of general music consumers around the world that purchase all formats and genres of music. We expect to receive a fair percentage of customers from this segment as we become the leader in the dance music niche.

COMPETITION

There is very strong competition in the music industry for the consumer dollar. Consumers have varied tastes and interests in music, usually preferring only one or two genres of music and favoring a certain medium and channel to obtain their music. The Internet is dramatically changing the way the general consumer purchases their music, as more and more look online. Brand recognition, ease of use and accessibility are key to earning the consumer's business and keeping it. Like many industries, it is possible for niche players to thrive in an industry dominated by a few key companies. While sites such as iTunes may continue to dominate the market for the general music consumer, a specialty site such as Masterbeat.com can thrive and be extremely profitable catering to a special audience and providing exclusive tracks and services not available elsewhere.

THE FOLLOWING ARE THE COMPANY'S PRESENT MAJOR COMPETITORS

THE ITUNES MUSIC STORE is a US-based online digital media store operated by Apple Inc. Opening on April 28, 2003, it is now is the number-one music vendor in the United States and has sold several billion downloads since its inception.

AMAZON MP3 is a digital music store owned and operated by amazon.com. At launch, Amazon offered "over 2 million songs from more than 180,000 artists and over 20,000 labels, including EMI Music and Universal Music Group", to customers located in the United States only. In December 2007 Warner Music Group announced that it would offer its catalogue on Amazon MP3 and in January 2008, SONY BMG followed suit. The current catalogue is 9.6 million songs.

NAPSTER, INC. is an online music store offering a variety of purchase and subscription models. The service currently has a music catalogue of over 8,000,000 songs, making it one of the largest online music stores.

RHAPSODY an online music store run by RealNetworks and available in the US only. Launched in December 2001, Rhapsody was the first music service to offer streaming on-demand access to a large library of digital music. Rhapsody boasts a catalogue of 5,000,000 songs.

7DIGITAL a privately-held digital media delivery company based in the United Kingdom, offering downloadable music, video and movies to customers primarily within major European markets.

BEATPORT a US-based online music store located in Denver, Colorado that specializes in electronic, dance and remixed music. Similar to Masterbeat, Beatport offers new releases, classic and exclusive tracks, all of which are categorized by genre, such as house, trance, and techno music. Beatport does not sell content from any of the major record labels.

EMPLOYEES

As of December 29, 2009 we had a total of three full time employees.

REPORTS TO SECURITY HOLDERS

We are required to file reports with the SEC under section 13(a) of the Securities Act. The reports are being filed electronically. You may read copies of any materials we file with the SEC at the SEC's Public Reference Room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that will contain copies of the reports we file electronically. The address for the SEC Internet site is http://www.sec.gov.

RISK FACTORS

AN INVESTMENT IN OUR COMMON STOCK IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK. YOU SHOULD CAREFULLY CONSIDER THE FOLLOWING RISK FACTORS IN EVALUATING OUR BUSINESS BEFORE PURCHASING ANY OF OUR SHARES OF COMMON STOCK. NO PURCHASE OF OUR COMMON STOCK SHOULD BE MADE BY ANY PERSON WHO IS NOT IN A POSITION TO LOSE THE ENTIRE AMOUNT OF HIS INVESTMENT. THE ORDER OF THE FOLLOWING RISK FACTORS IS PRESENTED ARBITRARILY. YOU SHOULD NOT CONCLUDE THE SIGNIFICANCE OF A RISK FACTOR BECAUSE OF THE ORDER OF PRESENTATION. OUR BUSINESS AND OPERATIONS COULD BE SERIOUSLY HARMED AS A RESULT OF THESE RISKS.

WE HAVE A LIMITED OPERATING HISTORY, WHICH LIMITS THE INFORMATION AVAILABLE TO YOU TO EVALUATE OUR BUSINESS.

There is a limited operating and financial information to evaluate historical performance and the Company's future prospects. Following the closing of the Merger, we face the risks and difficulties of an early-stage company including the uncertainties of market acceptance, competition, cost increases and delays in achieving business objectives. There can be no assurance that the Company will succeed in addressing any or all of these risks or that it will achieve future profitability and the failure to do so would have a material adverse effect on the Company's business, financial condition and operating results.

A GENERAL  ECONOMIC  DOWNTURN  COULD  RESULT IN  CUSTOMERS  NOT  PURCHASING  OUR
SERVICES.

Any decline in the general economy or concern about an imminent decline could delay decisions by prospective customers to make initial evaluations of, or investments, in the Company and its products. Any reduction of or delays in expenditures could harm our business.

BECAUSE MASTERBEAT BECAME PUBLIC BY MEANS OF A "REVERSE MERGER" TRANSACTION, THE COMPANY MAY NOT BE ABLE TO ATTRACT THE ATTENTION OF MAJOR BROKERAGE FIRMS.

There may be risks associated with MASTERBEAT'S becoming public through a reverse merger transaction. Specifically, securities analysts of major brokerage firms may not provide coverage of the Company since there is no incentive to brokerage firms to recommend the purchase of the Company's common stock. No assurance can be given that brokerage firms will, in the future, want to conduct any secondary offerings on behalf of the Company.

WE HAVE A LARGE NUMBER OF AUTHORIZED BUT UNISSUED COMMON STOCK.

Our Articles of Incorporation authorize the issuance of 80,000,000 shares of common stock and 20,000,000 shares of preferred stock. We presently have 10,000,000 shares of common stock issued and outstanding. Our Board of Directors has the power to issue any or all of such additional shares without stockholder approval. We may issue shares for the purpose of raising additional capital. Potential investors should be aware that any such stock issuance may result in a reduction of the book value or market price of our common stock of the then outstanding shares. Furthermore, if we issue additional shares, such issuance will reduce the proportionate ownership and voting power of the other stockholders, and any new issuance of shares may result in a change of our control.

RESALE OF OUR SHARES MAY BE DIFFICULT BECAUSE THERE IS A LIMITED MARKET FOR OUR SHARES. THIS MAY REDUCE OR LIMIT THE POTENTIAL VALUE OF OUR SHARES.

There is presently a limited public market for our shares of common stock, and no assurance that such a public market will continue in the future; that it will be maintained or that it will be sufficiently active or liquid to allow stockholders to easily dispose of their shares. The existence of a public market with little or no activity or liquidity is likely to reduce or limit the potential value of our shares.

COMPETITION MAY ADVERSELY IMPACT OUR FINANCIAL RESULTS.

The Company faces significant competition from companies such as Apple, Amazon.com Napster.com, and Rhapsody.com which offer substantially similar products and services which are better capitalized and have greater name recognition. We expect our competitors will continue to leverage significant financial resources to facilitate further growth.

TECHNOLOGY AND SERVICE LIMITATIONS MAY IMPACT REVENUES.

While the Company employs leading edge technology and is committed to the continual development and deployment of new and improved technology, the inability to respond quickly, to meet changing consumer demands or expand our user base could result in significant reduction in our business operation.

CONTROL BY MANAGEMENT.

Management currently owns a majority of the Company's issued and outstanding shares of common stock. The Company's Management will continue to be in a position to elect all or a majority of the Company's directors, appoint its officers, and control the Company's affairs and operations.

DEPENDENCE ON MANAGEMENT.

The Company's future success will be significantly dependent on the Company's management team. The Company's success will be particularly dependent upon Brett Henrichsen the Company's principal executive officer. The loss of this individual could have a material adverse effect on the Company. The Company does not presently have key man life insurance for Mr. Henrichsen and his loss would likely have an adverse effect on our business. The Company will attempt to obtain key man insurance for Mr. Hernrichsen but there is no guarantee that we will be able to obtain same or if we can obtain same that it will be at favorable rates.

NO DIVIDENDS.

The Company has not paid any dividends to date. For the foreseeable future it is anticipated that earnings generated from operations of the Company will be used to finance the growth of the Company. Therefore, it is not expected that cash dividends will be paid to stockholders in the near future.

PENNY STOCK RULES: POSSIBLE INABILITY TO SELL IN THE SECONDARY MARKET.

Rule 3a51-1 of the Exchange Act defines a "penny stock" as an equity security that is not, among other things: a) a reported security (i.e., listed on certain national securities exchanges); b) a security registered or approved for registration and traded on a national securities exchange that meets certain guidelines, where the trade is effected through the facilities of that national exchange; c) a security listed on NASDAQ; d) a security of an issuer that meets certain minimum financial requirements, i.e., "net tangible assets" in excess of $2,000,000 (if the issuer has been continuously operating for less than three years) or $5,000,000 (if the issuer has been continuously operating for more than three years), or "average revenue" of at least $6,000,000 for the last three years); or e) a security with a price of at least $5.00 per share for the transaction in question or that has a bid quotation (as defined in the Rule) of at least $5.00 per share. Under Rule 3a51-1, if the Company's Common Stock sells below $5.00 per share, the Company's Common Stock will fall within the definition of "penny stock."

If the Company's Common Stock is deemed to be a penny stock, trading therein will be subject to the requirements of Rule 15g-9 and Section 15(g) under the Exchange Act. Rule 15g-9 imposes additional sales practice requirements on broker-dealers who sell non-exempt securities to persons other than established customers. For transactions covered by the rule, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser's written agreement to the transaction prior to the sale. Pursuant to Section 15(g) and related Rules, brokers and/or dealers, prior to effecting a transaction in penny stock, will be required to provide investors with written disclosure documents containing information concerning various aspects involved in the market for penny stocks as well as specific information about the penny stock and the transaction involving the purchase and sale of that stock, e.g., price quotes and broker-dealer and associated person compensation. Subsequent to the transaction, the broker will be required to deliver monthly or quarterly statements containing specific information about the penny stock. The foregoing requirements will most likely negatively affect the ability of purchasers herein to sell their shares in the secondary market.

POTENTIAL FUTURE SALES UNDER RULE 144 MAY DEPRESS THE MARKET PRICE FOR THE COMMON STOCK.

In general, under Rule 144, a person who has satisfied a six month holding period may sell within any three-month period a number of shares which does not exceed one percent of the then outstanding shares of common stock. Rule 144 also permits the sale of shares without any quantity limitation by a person who is not considered to be our affiliate and who has beneficially owned the shares for a minimum period of one year. Therefore, the possible sale of our currently outstanding shares pursuant to Rule 144 may, in the future, have a depressive effect on the price of our common stock in the over-the counter market.

FINANCIAL INFORMATION

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION

COMPANY OVERVIEW & PLAN OF OPERATIONS

Green Mountain Recovery, Inc. was incorporated under the laws of the State of Delaware on May 17, 1999. Up until the entry into the Exchange Agreement discussed in Item 1.01, the Registrant's business consisted of acquiring, managing and collecting portfolios of consumer receivables. As a result of the Share Exchange, Masterbeat became a wholly-owned subsidiary of the Registrant. This transaction was accounted for as a "reverse merger" with Masterbeat deemed to be the accounting acquirer and the Registrant as the legal acquirer. Consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements for periods prior to the Share Exchange will be those of MASTERBEAT and will be recorded at the historical cost basis of MASTERBEAT. After completion of the Share Exchange, the Registrant's consolidated financial statements will include the assets and liabilities of the Registrant and MASTERBEAT, the historical operations of Masterbeat and the operations of the Registrant and its subsidiary MASTERBEAT from the closing date of the Share Exchange.

MASTERBEAT was formed in 2007 as a limited liability company under the laws of California. MASTERBEAT is a digital music company providing dance music, remixes and electronic music to consumers on the internet. Through the closing of the Share Exchange, the Registrant succeeded to the business of MASTERBEAT as its sole line of business.

RESULTS OF OPERATION

The following discussion and analysis provides information that we believe is relevant to an assessment and understanding of our results of operation and financial condition for the nine month period ended September 30, 2009 and the fiscal year ended December 31, 2008. The following discussion should be read in conjunction with the Financial Statements and related Notes appearing elsewhere in this Form.

[COMPLETE MANAGEMENT'S DISCUSSION AND ANALYSIS TO BE PROVIDED TOGETHER WITH PRO FORMA FINANCIAL INFORMATION IN AN AMENDED 8-K FILING]

PROPERTIES

The Company's offices are located at 222 East 31st Street, Main Level, New York, New York 10016 and 6121 Santa Monica Blvd., Studio A, Hollywood, California 91038. The Company's main office is at 222 East 31st Street, New York, NY in the suite of Jon Biondo, the Company's Secretary and a member of the Board and is provided without charge. The Company's office in Hollywood, California is in the third year of a five year lease at an annual base rental of $114,000.00.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 29, 2009, the ownership of each executive officer and director of the Registrant, and of all executive officers and directors of the Registrant as a group, and of each person known by the Registrant to be a beneficial owner of 5% or more of its common stock. Except as otherwise noted, each person listed below is a sole beneficial owner of the shares and has sole investment and voting power as to such shares. No person listed below has any options, warrants or other right to acquire additional securities of the Registrant except as may be otherwise noted.

  Name and Address                     Shares of Common Stock         Percent of
of Beneficial Owner                      Beneficially Owned              class
-------------------                      ------------------              -----

Jon C. Biondo (1)                            3,677,100                   36.77%
c/o The Biondo Law Firm, P.C.
222 East 31st Street
New York, NY 10016

Brett C. Henrichsen                          2,649,620                   26.50%
6121 Santa Monica Blvd.
Studio A
Hollywood, CA 90038

Ryan Coutu                                     736,015                    7.36%
c/o The Biondo Law Firm, P.C.
222 East 31st Street - Main Level
New York, NY 10016

Joseph Levi                                    648,500                    6.49%
1576 E. 21st Street
Brooklyn, NY 11210

Eduard Korsinsky                               648,500                    6.49%
1669 E. 18th Street
Brooklyn, NY 11229

All Directors, Executive Officers
 and 5% Shareholders (5 persons)             8,359,735                   83.60%

----------
(1) Does not include an aggregate of 723,435 shares held by three Trusts of which Mr. Biondo is the sole Trustee.

DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

DIRECTORS AND EXECUTIVE OFFICERS

The respective positions and ages of the directors and executive officers of the Company as of December 29, 2009 are shown in the following tables. Each director of the Registrant has been elected to hold office until the next annual meeting of stockholders and thereafter until his successor is elected and has qualified. Vacancies in the existing Board of Directors of the Registrant arefilled by majority vote of the remaining Directors. There are no agreements or understandings for any officer or director to resign at the request of another person, and no officer or director is acting on behalf of or will act at the direction of any other person.

Name                           Age                       Position
----                           ---                       --------

Dick Wingate                   57           non-executive Chairman of the Board
Brett Henrichsen               38           Chief Executive Officer, Director
Theodore S. Green              57           Director
Jon Biondo                     37           Secretary, Director

DICK WINGATE

With more than three decades of experience in the music and interactive media industries, Dick Wingate recently became Head of East Coast Client Relations for TAG Strategic, LLC a digital entertainment consulting firm, where he consults with new clients in business development, content licensing and distribution strategy.

Prior to his affiliation with TAG Strategic, he served as President, Media Development & Chief Content Officer for Nellymoser Inc., a leading provider of rich media mobile services, overseeing content, licensing and business development strategies, and worked closely with major media companies and wireless service providers such as ABC, Sony/BMG, Warner Music, AT&T, Virgin

Mobile and MTV. As CCO, Mr. Wingate was also responsible for direct licensing of content and for content partnerships and programming for Nellymoser's music services.

Mr. Wingate has also served as President, Content & Programming for Digital Transaction Machines, Inc., an interactive systems provider for in-store delivery of digital products for clients including McDonald's and 7-Eleven and his in depth experience in the recording industry includes positions as SVP, Marketing, Arista Records (BMG); SVP, A&R PolyGram Records; Director of Talent Acquisition, Epic Records; and Director of Product Management, Columbia Records.

Mr. Wingate is a featured speaker at numerous industry events, and he is a member of the National Academy of Recording Arts and Sciences and an advisory board member of numerous companies.

Mr. Wingate obtained a BA in communication from Brown University in 1974.

BRETT HENRICHSEN

Brett Henrichsen is an internationally celebrated club dj and is the founder of the Masterbeat brand and co-founder of Masterbeat.com. Brett is one of a select group of Billboard reporting DJ's.

While a marketing specialist and systems engineer at IBM, Mr. Henrichsen devised and created a CD compilation series in an effort to provide the dance music consuming public with previously unavailable promotional remixes. The popularity of the Masterbeat compilation series allowed Mr. Henrichsen to start an independent record label, Trax Recording, which produced several Billboard chart-topping hits. Simultaneously with the success of these CD compilations, Mr. Henrichsen worked in the international DJ community, performing in stadium-sized events including Carnival in Rio de Janeiro, and Mardi Gras in Sydney. Mr. Henrichsen holds residencies at several prominent dance clubs in New York, San Francisco and Los Angeles.

Mr. Henrichsen obtained a BS in Business Administration from the University of Utah in 1994.

THEODORE (TED) S. GREEN

Ted Green is currently a Director of China MediaExpress, a publicly traded company that operates the largest television advertising network on inter-city express buses in China. From 2003 to 2006, Mr. Green was the CEO and Co-Owner of Anchor Bay Entertainment, which at such time was the subsidiary of IDT Entertainment, Inc. that focused on the production, marketing and distribution of various media. Prior to that, in 2001, Mr. Green established Greenlight Consulting Inc., a project-based consulting practice focused on the media and entertainment industry. Greenlight Consultant's clients include Sony Music and Vivendi-Universal as well as numerous other regional media organizations. Prior to founding Greenlight Consulting, in 2000, Mr. Green was President and Chief Operating Officer of MaMaMedia, Inc., an Internet company that created activity-based learning products for children and their families. From 1992 to 2000, Mr. Green was the founder and President of Sony Wonder, the division of Sony BMG Music Entertainment responsible for the production and distribution of media geared toward youthful audiences and also for all home video distribution. Mr. Green was responsible for all creative, production, operations, finance, marketing and business efforts. Beginning in 1989, Mr. Green was the Executive

Vice President of Administration and Operations for ATCO Records, a music industry label co-owned with The Warner Music Group.

Mr. Green obtained a BS from Cornell University in 1974 and received his JD from Columbia University School of Law in 1977.

JON BIONDO

Jon Biondo is one of the co-founders of Masterbeat.com. Mr. Biondo is the President of the Biondo Law Firm, P.C., a boutique trusts and estates law firm, wealth management company, and full-service real estate brokerage firm in Manhattan.

In the mid-nineties, Mr. Biondo served in the chambers of Southern District Federal Judge Harold Baer, New York State Supreme Court Justice Walter Schackman, and in the criminal division of the United States Attorney's Office in Manhattan. From 1998-2001 Mr. Biondo served as Associate General Counsel, Director of Corporate Communications, and Co-Director of Internet Operations at Income Tax Preparation firm Gilman & Ciocia.

Mr. Biondo recently co-founded Youth of Malawi, a 501(c)(3) corporation dedicated to enriching the lives of orphans in East Africa. Mr. Biondo served as the pro bono counsel for the United Nations Youth Symphony Orchestra. Mr. Biondo plays host each year to the "Fire Island Dance Festival", the star-studded signature event of the "Broadway Cares" organization, which has raised tens of millions of dollars in the fight against HIV and AIDS.

Mr. Biondo received his BA in French from Tufts University in 1993 and his law degree from Fordham in 1997.

FAMILY RELATIONSHIPS

There is no family relationship between any of our directors or executive officers.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

None of our officers, directors, promoters or control persons has been involved in the past five (5) years in any of the following:

     (1) Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

     (2) Any conviction in a criminal proceedings or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

     (3)  Being  subject to any order,  judgment  or  decree,  not  subsequently reversed, suspended or vacated, or any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

     (4) Being found by a court of competent jurisdiction (in a civil action), the SEC or the U.S. Commodity Futures Trading Commission to have violated a federal or state securities laws or commodities law, and the judgment has not been reversed, suspended, or vacated.

DIRECTORSHIPS

None of the Registrant's executive officers or directors is a director of any company with a class of equity securities registered pursuant to Section 12 of the Securities exchange Act of 1934 (the "Exchange Act") or subject to the requirements of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

CODE OF ETHICS

The Registrant has not yet adopted a code of ethics. The Registrant intends to adopt a code of ethics in the near future.

EXECUTIVE COMPENSATION

The following table sets forth executive compensation for fiscal years ended 2008 and 2007.

SUMMARY COMPENSATION TABLE

                                                                                      Change in
                                                                                       Pension
                                                                                      Value and
                                                                     Non-Equity      Nonqualified
 Name and                                                            Incentive         Deferred
 Principal                                    Stock       Option        Plan         Compensation     All Other
 Position       Year   Salary($)  Bonus($)   Awards($)   Awards($)  Compensation($)   Earnings($)   Compensation($)  Totals($)
 --------       ----   ---------  --------   ---------   ---------  ---------------   -----------   ---------------  ---------
                       $_____        --         --           --           --              --              --        $_______(1)
N/A                    $_____        --         --           --           --              --              --        $_______(1)
                       $_____        --         --           --           --              --              --        $_______(1)
                       $_____        --         --           --           --              --              --        $_______(1)
                       $_____        --         --           --           --              --              --        $_______(1)
                       $_____        --         --           --           --              --              --        $_______(1)

EMPLOYMENT AGREEMENTS

The Company has not entered into employment agreements with its executive officers.

STOCK OPTION PLANS

No member of Registrant's management has been granted any stock option or stock appreciation right.

DIRECTOR COMPENSATION

The Registrant's directors are not paid any salary as compensation for services they provide as directors of the Registrant. Except as identified in the chart below, no additional amounts are payable to the Registrant's directors for committee participation or special assignments.

The following table sets forth the compensation of our directors for the fiscal year ended December 31, 2009:

                   Fees                              Non-Equity
                  Earned                             Incentive       Nonqualified
                 Paid in      Stock      Option        Plan          Compensation      All Other
    Name         Cash($)     Awards($)  Awards($)  Compensation($)    Earnings($)    Compensation($)   Total($)
    ----         -------     ---------  ---------  ---------------    -----------    ---------------   --------
    N/A            --           --         --            --               --               --             --
                   --           --         --            --               --               --             --
                   --           --         --            --               --               --             --

DIRECTOR AGREEMENTS

The Company has not entered into directors agreements with its directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

In November 2009, the Company entered into a consulting agreement with TAG Strategic LLC pursuant to which TAG is to provide services to the Company for successive six month renewable terms at compensation of $10,000 per month. Dick Wingate, Chairman of the Company's Board of Directors is a principal of TAG Strategic LLC.

Jon Biondo, Secretary and a Director loaned the Company the sum of $100,000 and Mr. Biondo's parents loaned the Company the sum of $200,000. The loan from Mr. Biondo's parents is due on January 25, 2010. The loan from Mr. Biondo is due on June 1, 2010.

Other than as stated above, there were no material transactions, or series of similar transactions, during our Company's last fiscal year, or any currently proposed transactions, or series of similar transactions, to which our Company was or is to be a party, in which the amount involved exceeded the lesser of $120,000 or one percent of the average of the small business issuer's total assets at year-end for the last three completed fiscal years and in which any director, executive officer or any security holder who is known to us to own of record or beneficially more than five percent of any class of our common stock, or any member of the immediate family of any of the foregoing persons, had an interest.

LEGAL PROCEEDINGS

The Registrant is not a party to any pending legal proceedings, and no such proceedings are known to be contemplated. No director, officer or affiliate of the Registrant, and no owner of record or beneficial owner of more than 5.0% of the securities of the Registrant, or any associate of any such director, officer or security holder is a party adverse to the Registrant or has a material interest adverse to the Registrant in reference to pending litigation.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

MARKET INFORMATION A limited public trading market currently exists for the Company's securities which are presently traded on the over-the-counter bulletin board ("OTCBB") under the symbol GRNN. There is no assurance that such market will continue, or that a shareholder will be able to liquidate his or her investment.

HOLDERS As of December 29, 2009 there were 10,000,000 shares of common stock issued and outstanding and approximately 65 shareholders of record.

TRANSFER AGENT AND REGISTRAR

Action Stock Transfer Corp. 7069 South Highland Drive, Suite 300, Salt Lake City, Utah 84121, telephone number (801) 274-1088.

DIVIDENDS The Registrant has not declared or paid any cash dividends on its common stock since inception. There are no restrictions on the common stock that limit our ability of us to pay dividends if declared by the Board of Directors. The holders of common stock are entitled to receive dividends when and if declared by the Board of Directors, out of funds legally available therefore and to share pro-rata in any distribution to the stockholders. Generally, the Registrant is not able to pay dividends if after payment of the dividends, it would be unable to pay its liabilities as they become due or if the value of the Registrant's assets, after payment of the liabilities, is less than the aggregate of the Registrant's liabilities and stated capital of all classes

RECENT SALES OF UNREGISTERED SECURITIES

On December 29, 2009 pursuant to the closing of the Agreement for Share Exchange dated December 18, 2009, by and between the Registrant, MASTERBEAT and the Shareholders of MASTERBEAT, the Registrant issued 8,500,000 shares of common stock. As set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference, in return for the issuance of 8,500,000 shares of its common stock, the Registrant received all of the issued and outstanding limited liability interests of MASTERBEAT, thereby making MASTERBEAT, a wholly-owned subsidiary of the Registrant. For the above share issuances the shares were not registered under the Securities Act in reliance upon the exemption from registration provided in Section4(2) of the Securities Act. No underwriters were used, nor were any brokerage commissions paid in connection with the above share issuances.

DESCRIPTION OF SECURITIES

The Registrant is authorized to issue 80,000,000 shares of common stock and 20,000,000 shares of preferred stock. Prior to the closing of the share exchange on December 29, 2009, there were 2,500,000 shares of common stock issued and outstanding and -0- shares of preferred stock. Subsequent to the closing of the share exchange on December 29, 2009, there were 10,000,000 shares of common stock and -0- shares of preferred stock issued and outstanding and -0- shares of preferred stock issued and outstanding.

COMMON STOCK

The holders of common stock are entitled to one vote per share. The holders of common stock are entitled to receive ratably such dividends, if any, as may be declared by the board of directors out of legally available funds. However, the current policy of the board of directors is to retain earnings, if any, for operations and growth. Upon liquidation, dissolution or winding-up, the holders of common stock are entitled to share ratably in all assets that are legally available for distribution. The holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to, and may be adversely affected by, the rights of the holders of any series of preferred stock, which may be designated solely by action of the board of directors and issued in the future.

PREFERRED STOCK

The Board of Directors is expressly granted the authority to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a "Preferred Stock Designation") and as may be permitted by statute (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors (the "Voting Stock"), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

As permitted by Delaware law, the Company's Bylaws provide that the Company may indemnify any person who was or is a party or is threatened to be made a party to any threatened pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the Company, by reason of the fact that such person is or was a director /officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another company / partnership, joint venture, trust or other enterprise, against expenses including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with the action, suit or proceeding if such person acted in good faith and in a manner which he reasonably believed to be in or not opposed to the" best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

Additionally, as permitted by Delaware law, the Company's Bylaws also provide that the Company may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in the Company's favor by reason of the fact that such person is or was a director, officer employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise against expenses including amounts paid in settlement and attorneys fees actually and reasonably incurred by such person in connection with the defense or settlement of the action or suit if such person acted in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

Li & Company PC ("LI") has served as our independent auditor in connection with the audits of our fiscal years ended December 31, 2008 and 2007 (from May 17, 2007, date of inception), and review of the subsequent interim period through September 30, 2009. In connection with this Share Exchange, our board of directors recommended and approved the appointment EFP Rottenberf (EFP) as the independent auditor for the Company.

During the fiscal years ended December 31, 2008 and 2007 (from May 17, 2007, date of inception) and through the date hereof, neither us nor anyone acting on our behalf consulted EFP with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to us or oral advice was provided that concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

ITEM 4.01 - CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On December 29, 2009, we dismissed Li & Company PC as our independent auditor, effective on December 29, 2009.

Li & Company PC's reports on the Company's financial statements as of and for the fiscal years ended December 31, 2008 and 2007, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During our two recent fiscal years and from January 1, 2009 to the date of this report, there were no disagreements with Li & Company PC on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure. There were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K, during our two recent fiscal years and from January 1, 2009 to the date of this report.

(b) Engagement of New Independent Registered Public Accounting Firm

On November 28, 2009, concurrent with the decision to dismiss Li & Company PC as our independent auditor, our board elected to appoint EFP Rotenberg (EFP) as our independent auditor.

During the fiscal years ended December 31, 2007 and 2008 and from January 1, 2009 to the date of this report, neither the Company nor anyone acting on its behalf consulted EFP with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company or oral advice was provided that EFP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Prior to engaging EFP they did not provide our company with either written or oral advice that was an important factor considered by our company in reaching a decision to change our independent registered public accounting firm from Li & Company PC to EFP Rotenberg.

ITEM 5.01 - CHANGES IN CONTROL OF REGISTRANT

Reference is made to the disclosure set forth under Item 2.01 of this report, which disclosure is incorporated herein by reference. On December 29, 2009, we consummated the reverse acquisition with Masterbeat, LLC, through which the unit holders of Masterbeat delivered to us all the issued and outstanding limited liability company units of Masterbeat. As merger consideration for the Masterbeat shares, we delivered to them 8,500,000 shares of our newly-issued common stock.

In connection  with this change in control,  and as explained more fully in Item
2.01 above and in Item 5.02 below, effective on December 29, 2009, Joseph Levi and Eduard Korsinsky resigned as our President and Secretary. Concurrently, Brett Henrichsen was appointed as our Chief Executive Officer and President and Jon Biondo as Secretary and Treasurer.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Upon the closing of the reverse acquisition, as of December 29, 2009, Messrs Joseph Levi and Eduard Korsinsky submitted their resignation letters pursuant to which they resigned from all offices of the Company that they hold and from their position as our directors effective immediately.

For certain biographical and other information regarding the newly appointed officers and directors, see the disclosure under Item 2.01 of this report, which disclosure is incorporated herein by reference.

ITEM 5.03 - AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On December 30, 2009, our board approved an amendment to our Certificate of Incorporation to change our name to "Masterbeat Corporation" and change our authorized capital to 80,000,000 common shares and 20,000,000 preferred shares.

On December 30, 2009 we filed a Certificate of Amendment of the Certificate of Incorporation to the Secretary of State of State of Delaware and will notify the Financial Industry Regulatory Authority ("FINRA") of the reverse acquisition and the name change. The name Change will take effect in the market upon its approval by FINRA. Once FINRA processes the name change, we will be issued a new symbol and will disclose the change on a Current Report on Form 8-K.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

(TO BE FILED BY AMENDMENT)

(b) Pro Forma Financial Information.

(TO BE FILED BY AMENDMENT)

(c) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.                              Description
-----------                              -----------

  2.1 Agreement and Plan of Reorganization among Masterbeat LLC, all of the holders of MASTER Limited Liability Interests, and Green Mountain Recovery, Inc., dated December 18, 2009. Incorporated by reference to Form 8-K filed with the Securities and Exchange Commission on December 23, 2009

  3.1(a) Certificate of Incorporation (incorporated by reference from Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on July 31, 2007).

  3.1(b) Certificate of Amendment of Certificate of Incorporation filed with the Delaware Department of State on December 30, 2009.

  3.2 Bylaws (incorporated by reference from Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on July 31, 2007).

  10.3 Form of Lockup/Leakout Agreement between the Company and its prior officers and directors.

  16.1         Letter from Li & Company PC.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERBEAT CORPORATION

Date: January 4, 2010


/s/ Brett Herichsen
---------------------------------
By: Brett Henrichsen, CEO